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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2002

ASBURY AUTOMOTIVE GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	5511	58-2241119
(State or Other Jurisdiction of Identification Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Number)

3 Landmark Square
Suite 500
Stamford, CT 06901
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (203) 356-4400

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
99.1	Press Release dated April 10, 2002
99.2	Slide Presentation (given by Asbury at the Banc of America Securities Consumer and Retail Conference on April 10, 2002)

Item 9. Regulation FD Disclosure

        Attached hereto, and incorporated herein by reference in its entirety, as Exhibit 99.1 is a copy of a press release which provides earnings guidance for Asbury Automotive Group, Inc. In addition, attached hereto, and incorporated herein by reference in its entirety, as Exhibit 99.2 is a copy of a slide presentation given by Asbury at the Banc of America Securities Consumer and Retail Conference on April 10, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asbury Automotive Group, Inc.
	By:	/s/ THOMAS F. GILMAN
		Name:	Thomas F. Gilman
		Title:	Chief Financial Officer
Date: April 10, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 10, 2002
99.2	Slide Presentation (given by Asbury at the Banc of America Securities Consumer and Retail Conference on April 10, 2002)

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SIGNATURES
EXHIBIT INDEX